UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 28, 2009
Western Digital Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	001-08703 (Commission File Number)	33-0956711 (I.R.S. Employer Identification No.)

20511 Lake Forest Drive Lake Forest, California (Address of Principal Executive Offices)	92630 (Zip Code)
(949) 672-7000
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On July 28, 2009, Western Digital Corporation (“Western Digital”) announced financial results for the fourth fiscal quarter and fiscal year ended July 3, 2009. A copy of the press release making this announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of Western Digital’s Investor Information Summary for the fiscal quarter ended July 3, 2009 is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
     In Western Digital’s press release attached as Exhibit 99.1 hereto and in its conference call scheduled for 2:00 p.m. PDT/5:00 p.m. EDT today, Western Digital plans to report certain financial information, including net income and earnings per share on both a GAAP and a non-GAAP basis for the fiscal years ended July 3, 2009 and June 27, 2008, and for the fourth quarter ended July 3, 2009. These non-GAAP measures exclude significant gains or losses that are non-operational and/or non-recurring in nature. For example, the non-GAAP measures for the fourth quarter and fiscal year ended July 3, 2009 exclude in-process research and development charges related to Western Digital’s acquisition of SiliconSystems, Inc., restructuring charges, and related tax benefits and favorable settlements, associated with Western Digital’s restructuring plan announced on December 17, 2008, and a gain on the sale of assets from Western Digital’s media substrate manufacturing facility in Sarawak, Malaysia. The non-GAAP measures for the fiscal year ended June 27, 2008 exclude taxes related to the license of intellectual property to subsidiaries and in-process research and development charges related to Western Digital’s acquisition of Komag, Inc. Because management believes these gains and losses may not be indicative of ongoing operations, management believes that the non-GAAP measures presented in the press release and during the conference call are useful to investors as an alternative method for measuring Western Digital’s operating performance and comparing it against prior periods’ performance.
     In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits
99.1	Press Release issued by Western Digital Corporation on July 28, 2009 announcing financial results for the fourth fiscal quarter and fiscal year ended July 3, 2009.

99.2	Fourth Quarter Fiscal Year 2009 Western Digital Corporation Investor Information Summary.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Digital Corporation (Registrant)
	By:	/s/ Raymond M. Bukaty
Date: July 28, 2009		Raymond M. Bukaty
Senior Vice President, Administration, General Counsel and Secretary